JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) dated as of September 11, 2014, by and among Mohawk Carpet Distribution, Inc., a Delaware corporation (“Mohawk Distribution”), Dal‑Tile Distribution, Inc., a Delaware corporation (“Dal-Tile”; each of Mohawk Distribution and Dal‑Tile, an “Existing Originator” and collectively the “Existing Originators”), Mohawk Factoring, LLC, a Delaware limited liability company (“Buyer”) and Unilin North America, LLC, a Delaware limited liability company (the “New Originator”).

WHEREAS, the Existing Originators and Buyer previously entered into that certain Receivables Purchase and Sale Agreement dated as of December 19, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”), pursuant to which the Existing Originators sell to the Buyer, and the Buyer purchases from the Existing Originators, from time to time, Receivables originated by the Existing Originators. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Sale Agreement;

WHEREAS, Section 7.9(b) of the Sale Agreement provides for other entities becoming Originators thereunder; and

WHEREAS, the parties are entering into this Joinder Agreement to effect, among other things, to provide for the addition of the New Originator as an Originator under the Sale Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Sale Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Joinder.

Upon the effectiveness of this Joinder Agreement, the New Originator shall become, and be deemed to be, an Originator under the Sale Agreement, and shall have all obligations, duties, rights and interests as an Originator under the Sale Agreement and the other Transaction Documents (as defined in the Credit and Security Agreement). Attached hereto is an amended and restated version of Exhibit II to the Sale Agreement. After giving effect to the amendments and restatements embodied therein, each of the representations and warranties contained in Article II of the Sale Agreement will be true and correct as to the New Originator.

Section 2.    Effectiveness.

This Joinder Agreement shall not become effective unless and until the Buyer shall have received each of the following, in form and substance satisfactory to the Buyer:

(a)    Counterparts of this Agreement executed by each of the parties hereto;

(b)    Evidence that the New Originator shall have satisfied items 2 through 5 of Schedule A attached to the Sale Agreement; and

(c)    Such other documents, agreements and instruments as the Buyer may reasonably request.

Section 3.    Representations and Warranties.

(a)    Each of the parties hereto represents and warrants severally and not jointly that, with respect to such party:

(i)    its execution, delivery and performance of this Joinder Agreement are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained; and

(ii)    this Joinder Agreement is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general equitable principles.

(b)    The New Originator hereby further represents and warrants that:

(i)    The Sale Agreement is the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general equitable principles.

Section 4.    Miscellaneous.

(a)    Applicability of the Sale Agreement. In all respects not inconsistent with the terms and provisions of this Joinder Agreement, the provisions of the Sale Agreement are hereby ratified, approved and confirmed, with the Joinder of West and East as additional Originators.

(b)    Headings. The captions in this Joinder Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

(c)    Counterparts. This Joinder Agreement may be executed in counterparts by facsimile or otherwise, each of which shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument.

(d)    Governing Law. The provisions of the Sale Agreement with respect to governing law and consent to jurisdiction are incorporated in this Amendment by reference as if such provisions were set forth herein.

(e)    Entire Agreement. This Joinder Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the date first written above.

MOHAWK CARPET DISTRIBUTION, INC.
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer
DAL‑TILE DISTRIBUTION, INC.
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer
MOHAWK FACTORING, LLC
By: /s/ John J. Koach
Name: John J. Koach
Title: Secretary

UNILIN NORTH AMERICA, LLC
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

[Signature Page to Joinder Agreement]

Acknowledged and agreed to
SUNTRUST BANK, as Administrative Agent
By: /s/ Michael Peden
Name: Michael Peden
Title: Vice President

EXHIBIT II

PLACES OF BUSINESS; LOCATIONS OF COLLECTION RECORDS;
FEDERAL EMPLOYER IDENTIFICATION NUMBER(S); ORGANIZATIONAL
IDENTIFICATION NUMBER; OTHER NAMES
PLACES OF BUSINESS:

Mohawk Carpet Distribution, Inc. 160 S. Industrial Blvd. Calhoun, GA 30703

Dal‑Tile Distribution, Inc. 160 S. Industrial Blvd. Calhoun, GA 30703

Unilin North America, LLC 7834 C.F. Hawn Freeway Dallas, Texas 75217
LOCATION OF COLLECTION RECORDS:

Mohawk Servicing, LLC 160 S. Industrial Boulevard Calhoun, GA 30701
FEDERAL EMPLOYER IDENTIFICATION NUMBER
AND ORGANIZATIONAL IDENTIFICATION NUMBER:

Mohawk Carpet Distribution, Inc. FEI # 58-2173403 Organizational ID# 2502648

Dal‑Tile Distribution, Inc. FEI# 20-1881043 Organizational ID# 3871291

Unilin North America, LLC FEI# 04-3202542 Organizational ID# 2345414

LEGAL, TRADE AND ASSUMED NAMES:

Aladdin Mills	Bigelow
World Carpet	Harbinger
Mohawk Commercial	Helios
IMAGE	Delaware Valley Wool Scouring
Galaxy	American Weavers
Merit Hospitality	Burton Rug
Custom Weave	Insignia
Wunda Weve	Sunrise
Mohawk International	Hamilton
Karastan	Ciboney Carpet
Alliance Pad	Mohawk Rug & Textile
Crown Craft	Ultra Weave
Mohawk Carpet	Lees
World	American Olean
Diamond	Color Center
Durkan Patterned Carpet	Floorscapes
Rug & Textile Group	Portico
Aladdin Rug	Wayn-tex
Townhouse	Columbia
Newmark & James	DALTILE
Durkan Commercial	Mohawk Home
American Rug Craftsman	Century
Horizon	Keys Granite
Alexander Smith	The Mohawk Group
Nonpareil Dyeing and Finishing
Rainbow International
International Marble and Granite
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